SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549
                  ----------------------
                        FORM 8-K
                  ----------------------
<P>
                      CURRENT REPORT
<P>
          Pursuant to Section 13 or 15(d) of
         The Securities Exchange Act of 1934
<P>
     Date of Earliest Event Reported: September 23, 1999
<P>
                        UNICO INC.
   (Exact name of registrant as specified in its charter)
<P>
Delaware                0-15303             73-1215433
(State or other
 jurisdiction   (Commission File Number) (IRS Employer
 of incorporation or                     Identification No.)
 organization)
<P>
     Harbor Park, 333 Ludlow Street, Stamford, CT 06902 (Address of principal executive offices, including zip code)
<P>
                      (203) 323-6299
    (Registrant's telephone number, including area code)
<P>
Item 2. Acquisition or Disposition of Assets.
---------------------------------------------
<P>
On June 25, 1999, as a result of the Agreement (the "Agreement") entered into between Unico, Inc. ("Unico" or the "Company"), Southwin Financial Ltd.("Southwin"), T.C. Equities, Ltd. (known in the Agreement as X Corp.)
("TCE") and Nathan International, Inc. (known in the Agreement as Y Corp.) ("Nathan"), Unico purchased all of the issued and outstanding 40,027,951 shares of common stock of Silver Valley Energy, Inc. ("Spring Valley") owned by Southwin. Southwin received 1,080,000 restricted common shares of Unico and Nathan received 3,500,000 restricted
common shares of Unico.   Such restricted shares
were restricted for one (1) year from the date of issuance pursuant to Rule 144 of the Securities Act of 1933.
<P>
Unico agreed to undertake a 3-1 reverse split of its issued and outstanding common shares, par value $.01 prior to the issuance of the restricted shares to Southwin and Nathan set forth above.  In addition, TCE agreed to issue
120,000 free trading shares of Unico's common stock to Southwin. Unico agreed that its shares of common stock tendered to Southwin would not be subject to the stock split reversal set forth above or any other stock split reversal for a period of twelve (12) months from the date of the closing. Unico agreed that within 90 days from the date of the Agreement it will maintain a minimum bid price of not less than $2.00 per share for its common stock which at such time was listed on the OTC Electronic Bulletin Board and is still listed on the OTC Electronic Bulletin Board.
<P>
Silver Valley Energy was the owner of certain oil and gas reserves with a valuation of $40,027,951.
<P>
On November 30, 1999, as a result of an Amended and Restated Agreement (the "Amended Agreement") amending the Agreement entered into between Unico, Inc. ("Unico" or the "Company"), Southwin Financial Ltd.("Southwin"), Nathan International, Inc. ("Nathan") and T.C. Equities, Inc. ("TC Equities"), Southwin agreed to assign and return 1,080,000 restricted Unico common shares to Unico and Nathan agreed to pay $35,000 in cash to Unico. In consideration thereof, Unico agreed to pay $35,000 to Southwin, Nathan agreed to assign 250,000 restricted Unico common shares to Southwin, and TC Equities agreed to assign 50,000 free trading shares to Southwin.
<P>
Unico agreed that the 50,000 shares assigned to Southwin from TC Equities shall not be subject to a stock split reversal before September 30, 2000 and the 250,000 shares from Nathan to Southwin shall not be subject to a stock split reversal before March 31, 2001. Southwin agreed to execute, before December 31, 1999, a correction Assignment of Oil, Gas & Mineral to Silver Valley Energy, Inc. to remove the "90 day, $2.00 minimum bid price" language in the Agreement.
<P>
A copy of the Agreement and the Amended Agreement accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference.
<P>
Exhibits pursuant to Item 601 of Regulation S-B:
     Exhibit No.          Description
     -----------          -----------
     2.1                  Agreement
     2.2                  Amended and Restated Agreement
<P>
SIGNATURES
<P>
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
UNICO, INC.
<P>
/s/ Jay Weppler, President
--------------------------
By: JAY WEPPLER, President
<P>
Date: February 16, 2000
<P>
                 FOX, BYRD & GOLDEN, P.C.
              Certified Public Accountants
<P>
Board of Directors
Silver Valley Energy, inc.
Abilene, Texas
<P>
             INDEPENDENT AUDITOR'S REPORT
             ----------------------------
<P>
We have audited the accompanying balance sheet of Silver Valley Energy, Inc. (a development stage company and wholly owned subsidiary of Unico, Inc.) as of June 30, 1999, and the related statements of income, stockholders' equity and cash flows from inception (October 15, 1997) to June 30, 1999. These financials statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit in accordance with standards established by the American Institute of Certified Public Accountants.
<P>
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan an perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.
<P>
In our opinion, the financial statements referred to above present a fairly in all materials respects, the financial position of Silver Valley Energy, Inc. as of June 30, 1999, and the results of its operation and cash flows for the initial period then ended in conformity with generally accepted accounting principles.
<P>
AS more fully explained in Note 2, the accompanying balance sheet includes oil and gas properties stated at $40,027,951. The ultimate recovery of such amount is dependent on the success of future development of the properties and in the Company's ability to complete the development.
<P>
/s/Fox Byrd & Golden P.C.
<P>
September 14, 1999
<P>
               SILVER VALLEY ENERGY, INC.
                     BALANCE SHEET
              (A Developmental Stage Company)
                     June 30, 1999
<P>
                         ASSETS
                         ------

OIL AND GAS PROPERTIES (Note 2)               $40,027,951
                                              -----------
                                              $40,027,951
<P>
         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------
<P>
LIABILITIES
<P>
COMMITMENTS AND CONTINGENT LIABILITIES
<P>
STOCKHOLDER'S EQUITY
 Common stock, $1.00 par value, 50,000,000 shares
 authorized, 40,027,951 issued and
  outstanding (Note 3)                        $40,027,951
                                              -----------
                                              $40,027,951
                                              ===========
<P>
The accompanying notes are an integral part of these
financial statements.

<P>
               SILVER VALLEY ENERGY, INC.
                 STATEMENT OF INCOME
            (A Developmental Stage Company)
          For the Year Ended June 30, 1999 and
         The period from October 15, 1997 (Date of
               Inception) to June 30, 1999
               ---------------------------
<P>

                                               YEAR                OCTOBER 15, 1997
                                               ENDED               (INCEPTION) to
                                               JUNE 30, 1999       JUNE 30, 1999
                                               -------------       ----------------
<P>
REVENUE                                        $          0        $           0
<P>
EXPENSES                                                  0                    0
                                               ------------        -------------
<P>
NET INCOME (LOSS)                              $          0        $           0
                                               ------------        -------------
<P>

<P>
The accompanying notes are an integral part of these
financial statements.
<P>
              SILVER VALLEY ENERGY, INC.
           STATEMENT OF STOCKHOLDERS' EQUITY
            (A Developmental Stage Company)
         The period from October 15, 1997 (Date of
               Inception) to June 30, 1999
               ---------------------------
<P>

                                               Additional            Retained
                                     Common    Paid-In    Treasury   Earnings
                                     Stock     Capital    Stock      (Deficit)      Total
                                     ----------------------------------------------------
BALANCE, Beginning of period         $       0 $      0   $      0   $      0    $       0
<P>
40,027,951 shares of common stock
 issued ($1.00 par value)           40,027,951                                  40,027,951
<P>
Net Income (loss)                                                           0            0
                                    ----------  --------- --------   --------   ----------
<P>
BALANCE, End of period             $40,027,951 $      0   $      0   $      0  $40,027,951
                                   =========== ========== ========   ======== ============

The accompanying notes are an integral part of these financial statements.
<P>
              SILVER VALLEY ENERGY, INC.
               STATEMENT OF CASH FLOWS
            (A Developmental Stage Company)
         The period from October 15, 1997 (Date of
               Inception) to June 30, 1999
               ---------------------------

                                               YEAR                OCTOBER 15, 1997
                                               ENDED               (INCEPTION) to
                                               JUNE 30, 1999       JUNE 30, 1999
                                               -------------       ----------------
<P>
CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income (loss)                             $         0         $         0
 Adjustment to reconcile net loss to cash
  used in operating activity:
   Expense incurred in exchange for common
    stock                                                0                   0
                                               -------------       -----------------
     Net Cash Used in Operating Activity                 0                   0
<P>
CASH FLOWS FROM INVESTING ACTIVITIES                     0                   0
<P>
CASH FLOWS FROM FINANCING ACTIVITIES                     0                   0
                                               -------------       -----------------
NET INCREASE IN CASH                                     0                   0
<P>
CASH, Beginning of period                                0                   0
                                               -------------       -----------------
CASH, End of period                            $         0         $         0
                                               =============       =================

                  SUPPLEMENTAL DISCLOSURES ON CASH FLOW INFORMATION
                  -------------------------------------------------

SCHEDULE OF NONCASH INVESTING
 AND FINANCING TRANSACTIONS
 Oil and gas property                          $ 40,027,951
 Common stock                                   (40,027,951)
                                               -------------
    Cash Paid                                  $          0
                                               =============
The accompanying notes are an integral part of these financial statements.

<P>
           SILVER VALLEY ENERGY, INC.
       NOTES TO THE FINANCIAL STATEMENT
               June 30, 1999
       --------------------------------
<P>
NOTE 1. - ORGANIZATION & SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES
<P>
These financial statements include the accounts of Silver Valley Energy, Inc. (the "Company"), a Texas corporation, which was formed on October 15, 1997. The Company is a development stage company as of June 30, 1999, as operations have not begun. Planned operations of the Company include the exploration and production of oil and gas in Texas. In June, 1999, the Company became a wholly owned subsidiary of Unico, Inc.
<P>
The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.
<P>
The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimated and assumption that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
<P>
Significant estimates include the valuation of proved undeveloped reserves related to the oil and gas properties constitute 100% of total assets at June 30, 1999. The ultimate recovery of proved undeveloped reserves is dependent on the success of future development of the properties and in the Company's ability to complete the development.
<P>
NOTE 2 - OIL AND GAS PROPERTIES
-------------------------------
<P>
On June 23, 1999, the Company issued 40,027,951 shares of common stock in exchange for an assignment of an oil, gas and mineral lease from Southwin financial Ltd. The lease consists of approximately 1,340 acres and is located in Pecos County, Texas.
<P>
The oil and gas property has been appraised by Nova Petroleum Resource Co., Certified Petroleum Geologists and Registered Professional Engineers, in the Summary of Reserves and Valuation dated June 56, 1999. The report appraised 1,340 acres described above. This report classified the petroleum reserves as proved undeveloped reserves and supports the following valuation of the 1,340 acres:

                                   Net Present Value          Net Present Value
Net Oil          Net Gas           @ 0% Discount              @ 10% Discount
(Bbls)           (MCF)             $USD                       $USD
-------          -------           -----------------          -----------------
   0             55,699,072         $114,582,157               $40,027,951

<P>
The net present value of the oil and gas reserves is based
on estimates of future cash flows and cash outflows over 30 years. The cash outflows include direct and indirect production costs. In addition, future cash outflows include severance and ad valorem taxes but not income taxes. A definition of proved undeveloped reserves is presented in the Nova Petroleum resource Company report:
<P>
     Undeveloped - reserves that are recoverable from
additional wells yet to be drilled.
<P>
     Undeveloped reserves are those considered proved for production by reasonable geological interpretation of adequate subsurface control in reservoirs that are producing or proved by other wells but are not recoverable from
existing wells. This classification of reserves requires drilling of additional wells, major deepening of existing wells, or installation of enhanced recovery or other
facilities.
<P>
NOTE 3 - STOCKHOLDER'S EQUITY
-----------------------------
<P>
On June 23, 1999, the Company issued 40,027,951 shares of
common stock in exchange for oil. Gas and mineral lease
which has been assigned an amount equivalent to the fair
value of the oil and gas properties received (Note 2).
<P>
                    INDEX TO EXHIBITS
<P>
EXHIBIT NO.         DESCRIPTION
-----------         -----------
<P>
2.1                 Agreement
2.2                 Amended and Restated Agreement
<P>